EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in Hospitality Properties Trust's Registration Statement No. 333-17983 of our reports dated November 21, 1997 included in Hospitality Properties Trust's Form 8-K dated November 21,1997 and to all references to our Firm included in this registration statement.

                                                  Arthur Andersen LLP

Washington, D.C.
November 21, 1997